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                                                                    EXHIBIT 99-B

                         NOTICE OF GUARANTEED DELIVERY

                      FOR TENDER OF 10 1/8% NOTES DUE 2010
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                                DANA CORPORATION

     This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Dana Corporation (the "Company") made pursuant to the
Prospectus, dated           , 2002 (the "Prospectus"), if certificates for the
outstanding 10 1/8% Notes due 2010 of the Company (the "Outstanding Notes") are
not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to
reach the Exchange Agent prior to 5:00 p.m., New York City time, on           ,
2002 (the "Expiration Date"). Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Citibank, N.A.
(the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the
Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00
p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                             The Exchange Agent is:

                                 CITIBANK, N.A.

       By Registered or Certified Mail or By Hand or Overnight Delivery:

                                 Citibank, N.A.
                                111 Wall Street
                                   15th Floor
                            New York, New York 10005
                      Attention: Agency and Trust Services

                          Reference: Dana Corporation

                 By Facsimile (for Eligible Institution Only):

                                 (212) 825-3483

                             Confirm by Telephone:

                                 (800) 422-2066

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
                                TRANSMISSION OF
INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A
                                VALID DELIVERY.
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     THIS INSTRUMENT IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE
ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE
INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR
IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF
SIGNATURES.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedure described in "Exchange Offer -- Guaranteed
Delivery Procedures" section of the Prospectus.

Principal Amount of Outstanding Notes Tendered:  *

$
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* Must be in denominations of principal amount of $1,000, and any integral multiple thereof.

Certificate Nos.  (if available):

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Total Principal Amount Represented by Certificate(s):

$
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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                        2
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                                PLEASE SIGN HERE

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
X
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                                            ------------------------------------------
 SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED
                 SIGNATORY                                     DATE

Area Code and Telephone Number:
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    Must be signed by the Holder(s) of Outstanding Notes as their name(s)
appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Outstanding Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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Account:
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Number:
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Outstanding Notes being tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
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Address:
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Area Code and Telephone Number:
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Authorized Signature:
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Name:
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                             (PLEASE PRINT OR TYPE)

Title:
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Date:
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NOTE:  DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM.
       CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.